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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 6, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Colorado                    0-19027                     84-1057605
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)                Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))








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Item 8.01:  Other Events

     On September 6, 2006, Simtek Corporation (the "Company") issued a press release announcing to investors the details of a reverse split and reincorporation it plans to have completed by September 30, 2006.


Item 9.01:  Financial Statements and Exhibits

       (d)  Exhibits

            Exhibit Number    Description
            --------------    -----------

                99.1 Press release of the Company dated September 6, 2006, titled "Simtek Announces Details of Reverse Split and Reincorporation"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/ Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


September 6, 2006

                                  EXHIBIT INDEX


Exhibit Number        Description
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     99.1 Press release of the Company dated September 6, 2006, titled "Simtek Announces Details of Reverse Split and Reincorporation"